UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2015

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On March 17, 2015, at a special meeting of shareholders of Banner Corporation (“Banner”), Banner’s shareholders approved an amendment (the “Articles Amendment”) to Article IV of Banner’s Amended and Restated Articles of Incorporation. On March 18, 2015, Banner filed the Articles Amendment with the Secretary of State of the State of Washington; the Articles Amendment became effective on March 19, 2015.

The Articles Amendment created a new class of Banner non-voting common stock with five million authorized shares. Holders of shares of Banner non-voting common stock will have no voting rights, unless otherwise required by the Washington Business Corporation Act of the State of Washington, but will otherwise have all the rights of holders of Banner common stock. The Banner non-voting common stock will automatically convert to Banner common stock upon transfer of such stock, subject to certain exceptions.

The Articles Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing summary of the Articles Amendment is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 17, 2015, Banner held a special meeting of shareholders (the “Special Meeting”).

There were a total of 19,572,141 shares of the Banner’s common stock outstanding and entitled to vote at the Special Meeting. The following matters were submitted to a vote of Banner’s shareholders at the Special Meeting: (i) to approve an amendment to Banner’s articles of incorporation creating a new class of Banner non-voting common stock of 5,000,000 authorized shares; (ii) to approve the issuance of an aggregate of 13,230,000 shares of Banner common stock and Banner non-voting common stock in accordance with the Agreement and Plan of Merger, dated as of November 5, 2014, by and among SKBHC Holdings LLC, Starbuck Bancshares, Inc. and Banner Corporation (the “Merger Agreement”); and (iii) to approve adjournments or postponements of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting in favor of the foregoing proposals. These proposals are described in more detail in the definitive proxy statement, dated February 17, 2015, filed by Banner on February 17, 2015.

The final voting results from the Special Meeting are as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN
To approve an amendment to Banner’s articles of incorporation creating a new class of Banner non-voting common stock of 5,000,000 authorized shares	17,019,677	459,139	60,335
To approve the issuance of an aggregate of 13,230,000 shares of Banner common stock and Banner non-voting common stock in accordance with the Merger Agreement	17,399,905	79,362	59,884
To adjourn the Special Meeting, if necessary, to solicit additional proxies	16,110,797	1,343,774	84,579

Each of the proposals received the necessary votes to be approved and, therefore, no adjournment of the Special Meeting was required to solicit additional votes. Accordingly, Banner’s shareholders have approved the Articles Amendment and the issuance of an aggregate of 13,230,000 shares of Banner common stock and Banner non-voting common stock in accordance with the Merger Agreement.

Item 8.01 Other Events.

On March 17, 2015, Banner issued a press release announcing the voting results of the Special Meeting of Banner shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “may,” “shall,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “forecast,” “initiative,” “objective,” “goal,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” or the negative of any of those words or phrases or similar expressions are intended to identify “forward-looking statements” within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the proposed business combination of Banner and Starbuck might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite shareholder and regulatory approvals for the transactions might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Banner or Starbuck of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in Banner’s business, changes in market conditions, or other factors.

Banner does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made except where expressly required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Banner Corporation.
99.1	Press release of Banner Corporation, dated March 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: March 18, 2015	By: /s/ Lloyd W. Baker
Lloyd W. Baker Executive Vice President and Chief Financial Officer